Pacer BioThreat Strategy ETF
Schedule of Investments
January 31, 2021 (Unaudited)
	Shares	Value

COMMON STOCKS - 99.6%
Biotechnology - 9.9%
Emergent BioSolutions, Inc. (a)	110	$11,753
Gilead Sciences, Inc.	2,591	169,969
Illumina, Inc. (a)	302	128,785
Moderna, Inc. (a)	798	138,182
Regeneron Pharmaceuticals, Inc. (a)	221	111,349
Vir Biotechnology, Inc. (a)	263	16,974
		577,012
Chemicals - 2.1%
Ecolab, Inc.	590	120,661
Stepan Co.	46	5,183
		125,844
Commercial Services - 0.4%
Booz Allen Hamilton Holding Corp.	254	21,633
Electrical Components & Equipment - 0.1%
Energizer Holdings, Inc.	142	6,225
Electronics - 3.1%
Agilent Technologies, Inc.	632	75,947
FLIR Systems, Inc.	271	14,106
Mettler-Toledo International, Inc. (a)	49	57,237
Waters Corp. (a)	128	33,878
		181,168
Environmental Control - 0.2%
Stericycle, Inc. (a)	189	12,376
Food - 2.3%
Campbell Soup Co.	626	30,117
Hormel Foods Corp.	1,116	52,296
The Kroger Co.	1,573	54,268
		136,681
Healthcare-Products - 16.8%
Abbott Laboratories	2,563	316,761
Danaher Corp.	1,240	294,921
Neogen Corp. (a)	110	8,896
PerkinElmer, Inc.	231	33,973
QIAGEN NV (a)	473	25,613
Thermo Fisher Scientific, Inc.	601	306,330
		986,494
Healthcare-Services - 2.7%
Laboratory Corp. of American Holdings (a)	201	46,011
Quest Diagnostics, Inc.	279	36,033
Teladoc Health, Inc. (a)	285	75,191
		157,235
Household Products/Wares - 3.3%
Church & Dwight Co., Inc.	513	43,313
Clorox Co.	261	54,669
Kimberly-Clark Corp.	703	92,866
		190,848
Internet - 9.4%
Amazon.com, Inc. (a)	85	272,527
Netflix, Inc. (a)	524	278,972
		551,499
Machinery-Diversified - 0.6%
Xylem, Inc.	372	35,932
Miscellaneous Manufacturing - 3.6%
3M Co.	1,192	209,387
Pharmaceuticals - 20.4%
CVS Health Corp.	2,705	193,813
GlaxoSmithKline PLC - ADR	5,139	191,428
Johnson & Johnson	1,820	296,897
Merck & Co., Inc.	3,413	263,040
Sanofi - ADR	5,215	246,200
		1,191,378
Retail - 15.1%
Home Depot, Inc.	1,021	276,507
Lowe's Cos., Inc.	1,514	252,611
Walgreens Boots Alliance, Inc.	1,790	89,948
Walmart, Inc.	1,892	265,807
		884,873
Semiconductors - 4.6%
NVIDIA Corp.	519	269,667
Software - 5.0%
Akamai Technologies, Inc. (a)	336	37,306
Citrix Systems, Inc.	254	33,861
Zoom Video Communications, Inc. - Class A (a)	591	219,893
		291,060
TOTAL COMMON STOCKS (Cost $5,351,413)		5,829,312

	Principal Amount
SHORT-TERM INVESTMENTS - 0.4%
Money Market Deposit Accounts - 0.4%
U.S. Bank Money Market Deposit Account 0.005% (b)	$22,408	22,408
TOTAL SHORT-TERM INVESTMENTS (Cost $22,408)		22,408

Total Investments (Cost $5,373,821) - 100.0%		5,851,720
Other Assets in Excess of Liabilities - 0.0% (c)		946
TOTAL NET ASSETS - 100.0%		$5,852,666

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	The rate shown is as of January 31, 2021.
(c)	Less than 0.05%

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

Summary of Fair Value Disclosure at January 31, 2021 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market (“Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company's net asset value per share, with the exception of exchange-traded open end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturies of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the twenty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent source.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value.

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Procedures approved by the Board of Trustees (the “Board”).

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2021:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$ 5,829,312	$ -	$ -	$ -	$ 5,829,312
Short-Term Investments	22,408	-	-	-	22,408
Total Investments in Securities	$ 5,851,720	$ -	$ -	$ -	$ 5,851,720
^ See Schedule of Investments for industry breakouts.
For the period ended January 31, 2021, the Fund did not recognize any transfers to or from Level 3.